EX 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, James B. DeBello, President and Chief Executive Officer of Mitek Systems, Inc. (the "Registrant"), do hereby certify pursuant to Rule 13a-14(b) of the Securities and Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code that:

(1) the Registrant's Quarterly Report on Form 10-QSB of the Registrant for the period ended December 31, 2004 (the "Report"), to which this statement is filed as an exhibit, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  May 12, 2005                            By: /s/  James B. DeBello
                                                   -----------------------------
                                                   James B. DeBello
                                                   President and
                                                   Chief Executive Officer



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